UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 26, 2020

KEY ENERGY SERVICES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-08038	04-2648081
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1301 McKinney Street, Suite 1800

Houston, Texas 77010

(Address of principal executive offices, including zip code)

713-651-4300

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Securities Exchange Act of 1934.  ☐

Item 1.01.	Entry into a Material Definitive Agreement.

Amendment to Loan and Security Agreement

On August 28, 2020, Key Energy Services, Inc., a Delaware corporation (the “Company”), Key Energy Services, LLC, a Texas limited liability company (“Key Energy LLC”), the lenders party thereto (“Lenders”) and Bank of America, N.A., as administrative agent, entered into Amendment No. 5 to that certain Loan and Security Agreement (the “ABL Agreement”), dated as of December 15, 2016 (“ABL Amendment”). Pursuant to the ABL Amendment, the parties have agreed, among other things, to permit the Company and Key Energy LLC to undertake sale and leaseback transactions with an aggregate fair market value of up to $5 million during the term of the ABL Agreement.

Amendment to Term Loan and Security Agreement

On August 26, 2020, the Company, as borrower, Key Energy LLC, certain lenders party thereto, Cortland Products Corp, as agent (“Term Loan Agent”), and Cortland Capital Market Services LLC (as “Vehicle Agent” and together with the Term Loan Agent, the “Agents”) entered into Amendment No. 1 to that certain Term Loan and Security Agreement (as amended and restated from time to time, the “Term Loan Agreement”), dated as of December 15, 2016 (“Term Loan Amendment” and together with the ABL Amendment, the “Amendments”). Pursuant to the Term Loan Amendment, the parties have agreed, among other things, to permit the Company and Key Energy LLC to undertake sale and leaseback transactions with an aggregate fair market value of up to $5 million during the term of the Term Loan Agreement.

The foregoing descriptions of the Amendments are qualified in their entirety by reference to the complete text of the Amendments, attached as Exhibits 10.1 and 10.2 hereto and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits.

10.1	Amendment No. 5 to ABL Agreement, dated as of August 28, 2020, by and among Key Energy Services, Inc., Key Energy Services, LLC, the Lenders party thereto, and Bank of America, N.A., as administrative agent.

10.2	Amendment No. 1 to Term Loan Agreement, dated as of August 26, 2020, by and among Key Energy Services, Inc., Key Energy Services, LLC, certain lenders party thereto, and the Agents.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KEY ENERGY SERVICES, INC.

Date: August 28, 2020	By:	/s/ Katherine I. Hargis
	Name:	Katherine I. Hargis
	Title:	Senior Vice President,
Chief Administrative Officer,
General Counsel & Corporate Secretary